DIMENSIONAL ETF TRUST

	Ticker:	Exchange:

Dimensional US Real Estate ETF	DFAR	NYSE Arca, Inc.

Summary Prospectus
February 28, 2023

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio, including the Statement of Additional Information (SAI) and most recent reports to shareholders, when available, online at https://www.dimensional.com/us-en/funds. You can also get this information at no cost by calling collect to (512) 306-7400 or by sending an e-mail request to document_requests@dimensional.com. The Portfolio’s Prospectus and SAI, both dated February 28, 2023, as may be supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Dimensional US Real Estate ETF (the “US Real Estate ETF” or “Portfolio”) is to achieve long-term capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses you may pay if you buy, hold or sell shares of the US Real Estate ETF. You may also incur usual and customary brokerage commissions when buying or selling shares of the Portfolio, which are not reflected in the table or Example that follows.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each
year as a percentage of the value of your investment)

Management Fee	0.17%

Other Expenses	0.04%

Total Annual Fund Operating Expenses	0.21%

Fee Waiver and/or Expense Reimbursement*	0.02%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.19%

*

Dimensional Fund Advisors LP (the “Advisor”) has agreed to waive certain fees and in certain instances, assume certain expenses of the Portfolio. The Fee Waiver and Expense Assumption Agreement for the Portfolio will remain in effect through February 28, 2024, and may only be terminated by the Fund’s Board of Trustees prior to that date. The Advisor retains the right to seek reimbursement for any fees previously waived and/or expenses previously assumed up to thirty-six months after such fee waiver and/or expense assumption.

EXAMPLE

This Example is meant to help you compare the cost of investing in the US Real Estate ETF with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The costs for the Portfolio reflect the net expenses of the Portfolio that result from the contractual expense waiver in the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs whether you redeem or hold your shares would be:

1 Year	3 Years	5 Years	10 Years
$19	$66	$116	$266

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PORTFOLIO TURNOVER

The US Real Estate ETF pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Portfolio’s performance. During the period February 23, 2022 to October 31, 2022, the Portfolio’s portfolio turnover rate was 2% of the average value of its investment portfolio.

Principal Investment Strategies

To achieve the US Real Estate ETF’s investment objective, the Advisor implements an integrated investment approach that combines research, portfolio design, portfolio management, and trading functions.

The Portfolio, using a market capitalization weighted approach, will concentrate investments in readily marketable equity securities of companies whose principal activities include ownership, management, development, construction, or sale of residential, commercial or industrial real estate. The Portfolio will principally invest in equity securities of companies in certain real estate investment trusts (“REITs”) and companies engaged in residential construction and firms, except partnerships, whose principal business is to develop commercial property. The Portfolio invests in companies of all sizes. A company’s market capitalization is the number of its shares outstanding times its price per share. Under a market capitalization weighted approach, companies with higher market capitalizations generally represent a larger proportion of the Portfolio than companies with relatively lower market capitalizations. The Advisor may adjust the representation in the Portfolio of an eligible company, or exclude a company, after considering such factors as free float, price momentum, trading strategies, liquidity, size, relative price, profitability, and other factors that the Advisor determines to be appropriate. An equity issuer is considered to have a low relative price (i.e., a value stock) primarily because it has a low price in relation to its book value. In assessing relative price, the Advisor may consider additional factors such as price to cash flow or price to earnings ratios. An equity issuer is considered to have high profitability because it has high earnings or profits from operations in relation to its book value or assets. The criteria the Advisor uses for assessing relative price and profitability are subject to change from time to time.

As a non-fundamental policy, under normal circumstances, at least 80% of the Portfolio’s net assets will be invested in securities of U.S. companies in the real estate industry. The Portfolio concentrates (i.e., invests more than 25% of its net assets) its investments in securities of companies in the real estate industry. The Portfolio generally considers a company to be principally engaged in the real estate industry if the company (i) derives at least 50% of its revenue or profits from the ownership, management, development, construction, or sale of residential, commercial, industrial, or other real estate; (ii) has at least 50% of the value of its assets invested in residential, commercial, industrial, or other real estate; or (iii) is

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organized as a REIT or REIT-like entity. REITs and REIT-like entities are types of real estate companies that pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. The Portfolio will make equity investments in securities listed on a securities exchange in the United States that is deemed appropriate by the Advisor.

The Portfolio may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices to increase or decrease equity market exposure based on actual or expected cash inflows to or outflows from the Portfolio.

The Portfolio may lend its portfolio securities to generate additional income.

The Portfolio is an actively managed exchange-traded fund and does not seek to replicate the performance of a specific index and may have a higher degree of portfolio turnover than such index funds.

Principal Risks

Because the value of your investment in the US Real Estate ETF will fluctuate, there is the risk that you will lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a description of principal risks of investing in the Portfolio.

Equity Market Risk: Even a long-term investment approach cannot guarantee a profit. Economic, market, political, and issuer-specific conditions and events will cause the value of equity securities, and the Portfolio that owns them, to rise or fall. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

Risks of Concentrating in the Real Estate Industry: The Portfolio concentrates (i.e., invests more than 25% of its net assets) its investments in securities of companies in the real estate industry. The exclusive focus by the Portfolio on the real estate industry will cause the Portfolio to be exposed to the general risks of direct real estate ownership. The value of securities in the real estate industry can be affected by changes in real estate values and rental income, property taxes, and tax and regulatory requirements. Also, the value of securities in the real estate industry may decline with changes in interest rates. Investing in REITs and REIT-like entities involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs and REIT-like entities are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency and self-liquidation. REITs and REIT-like entities also are subject to the possibility of failing to qualify for tax free pass-through of income. Also, because REITs and REIT-like entities typically are invested in a limited number of projects or in a particular market segment, these entities are more susceptible to adverse developments affecting a single project or market

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segment than more broadly diversified investments. The performance of the Portfolio may be materially different from the broad equity market.

Small and Mid-Cap Company Risk: Securities of small and mid-cap companies are often less liquid than those of large companies and this could make it difficult to sell a small or mid-cap company security at a desired time or price. As a result, small and mid-cap company stocks may fluctuate relatively more in price. In general, small and mid-capitalization companies are also more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.

Market Trading Risk: Active trading markets for the Portfolio’s shares may not be developed or maintained by market makers or authorized participants. Authorized participants are not obligated to make a market in the Portfolio’s shares or to submit purchase or redemption orders for creation units. Trading in shares on an exchange may be halted in certain circumstances. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the Portfolio will continue to be met.

Premium/Discount Risk: The net asset value (“NAV”) of the Portfolio and the value of your investment may fluctuate. Disruptions to creations and redemptions or the market price of the Portfolio’s holdings, the existence of extreme market volatility or potential lack of an active trading market for shares may widen bid-ask spreads and result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Derivatives Risk: Derivatives are instruments, such as futures contracts and options thereon, whose value is derived from that of other assets, rates or indices. The use of derivatives for non-hedging purposes may be considered to carry more risk than other types of investments. When the Portfolio uses derivatives, the Portfolio will be directly exposed to the risks of those derivatives. Derivative instruments are subject to a number of risks including counterparty, liquidity, interest rate, market, credit and management risks, as well as the risk of improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested.

Securities Lending Risk: Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Portfolio may lose money and there may be a delay in recovering the loaned securities. The Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Operational Risk: Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Advisor’s control, including instances at third parties. The Portfolio and the Advisor seek to

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reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Cyber Security Risk: The Portfolio’s and its service providers’ use of internet, technology and information systems may expose the Portfolio to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause the Portfolio and/or its service providers to suffer data corruption or lose operational functionality.

Large Shareholder Risk: Certain shareholders, including other funds or accounts advised by the Advisor, may from time to time own a substantial amount of the Portfolio’s shares. In addition, a third party investor, the Advisor, an authorized participant, a lead market maker, or another entity may invest in the Portfolio and hold its investment for a limited period of time solely to facilitate commencement of the Portfolio or to facilitate the Portfolio achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Portfolio would be maintained at such levels or that the Portfolio would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Portfolio. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.

Performance

Performance information is not available for the US Real Estate ETF because it has not yet completed a full calendar year of operations. Updated performance information for the Portfolio can be obtained in the future by visiting https://www.dimensional.com/us-en/funds.

Investment Advisor/Portfolio Management

Dimensional Fund Advisors LP serves as the investment advisor for the US Real Estate ETF. The following individuals are responsible for leading the day-to-day management of the Portfolio:

•

Jed S. Fogdall, Global Head of Portfolio Management, Chairman of the Investment Committee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2022).

•	John A. Hertzer, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2022).

•	Joseph F. Hohn, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2022).
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•

Mary T. Phillips, Deputy Head of Portfolio Management, North America, member of the Investment Committee, Vice President and Senior Portfolio Manager of the Advisor, has been a portfolio manager of the Portfolio since inception (2022).

Purchase and Sale of Fund Shares

The US Real Estate ETF issues (or redeems) shares at NAV only to certain financial institutions that have entered into agreements with the Portfolio’s distributor in large aggregated blocks known as “Creation Units.” A Creation Unit of the Portfolio consists of 50,000 shares. Creation Units are issued (or redeemed) in-kind for securities (and an amount of cash) that the Portfolio specifies each day at the NAV next determined after receipt of an order.

Individual Portfolio shares may only be purchased and sold on NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because Portfolio shares trade at market prices rather than at NAV, Portfolio shares may trade at a price less than (discount) or greater than (premium) the Portfolio’s NAV. Recent information, including information on the Portfolio’s NAV, market price, premiums and discounts, and bid-ask spreads, is available on the Portfolio’s website at https://www.dimensional.com/us-en/funds.

Tax Information

The dividends and distributions you receive from the US Real Estate ETF are taxable and generally will be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxed as ordinary income when withdrawn from the plan or account.

Payments to Financial Intermediaries

If you purchase the US Real Estate ETF through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of the Portfolio shares and/or related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Portfolio over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 (512) 306-7400